CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mid Cap Growth Fund, Inc., do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Sit Mid Cap Growth Fund, Inc. for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mid Cap Growth Fund, Inc. for the periods presented in the report.

/s/ Eugene C. Sit	/s/ Paul E. Rasmussen
Eugene C. Sit Chairman Sit Mid Cap Growth Fund, Inc.	Paul E. Rasmussen VP, Treasurer Sit Mid Cap Growth Fund, Inc.

Dated:   August 30, 2006

A signed original of this written statement required by Section 906 has been provided by Sit Mid Cap Growth Fund, Inc. and will be retained by Sit Mid Cap Growth Fund, Inc. and furnished to the SEC or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Large Cap Growth Fund, Inc., do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Sit Large Cap Growth Fund, Inc., for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Large Cap Growth Fund, Inc. for the periods presented in the report.

/s/ Eugene C. Sit	/s/ Paul E. Rasmussen
Eugene C. Sit Chairman Sit Large Cap Growth Fund, Inc.	Paul E. Rasmussen VP, Treasurer Sit Large Cap Growth Fund, Inc.

Dated:   August 30, 2006

A signed original of this written statement required by Section 906 has been provided by Sit Large Cap Growth Fund, Inc. and will be retained by Sit Large Cap Growth Fund, Inc. and furnished to the SEC or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds, Inc., do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Sit Mutual Funds, Inc. for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds, Inc. for the periods presented in the report.

/s/ Eugene C. Sit	/s/ Paul E. Rasmussen
Eugene C. Sit Chairman Sit Mutual Funds, Inc.	Paul E. Rasmussen VP, Treasurer Sit Mutual Funds, Inc.

Dated:   August 30, 2006

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds, Inc. and will be retained by Sit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.